Exhibit 10.3

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (“Agreement”), dated as of December 20, 2022, is by and between Stock Loans Solutions, LLC, a Utah limited liability company (“Purchaser”), and Best 365 Labs, Inc., a Nevada corporation (“Company”) (individually a “Party” and collectively the “Parties”).

W I T N E S S E T H

WHEREAS, Company desires to raise capital for general corporate purposes;

WHEREAS, Company has offered for sale to Purchaser shares of common stock of Company (the “Shares”), representing 0.98% ownership of the Company, at an average purchase price of $0.5262 per Share; and

WHEREAS, Company desires to sell to Purchaser, and Purchaser desires to purchase from Company, 94.000 Shares upon the terms and conditions set forth herein. NOW THEREFORE, in consideration of the promises and respective mutual agreements herein contained, it is agreed by and between the Parties hereto as follows:

ARTICLE 1

SALE AND PURCHASE OF THE SHARES

1.1

Sale of the Shares. Upon execution of this Agreement, subject to the terms and conditions herein set forth, and on the basis of the representations, warranties, and agreements herein contained, Company shall sell to Purchaser, and Purchaser shall purchase from Company, the Shares representing 0.97% ownership of the Company.

1.2

Instruments of Conveyance and Transfer. As soon as practicable after the full execution of this Agreement and receipt and clearing of the Purchase Price (as defined below), Company shall deliver a certificate or certificates representing the Shares of Company to Purchaser sufficient to transfer all right, title, and interest in the Shares to Purchaser.

1.3	Consideration and Payment for the Shares. In consideration for the Shares, Purchaser shall pay a total Purchase Price of $50,000 ($0.5262 per share) (the “Purchase Price”).

1.4	The Closing. All funds accepted from the Investor will be immediately available to the Company upon Closing.

ARTICLE 2

REPRESENTATIONS AND COVENANTS OF COMPANY AND PURCHASER

2.1 Company hereby represents, warrants, and covenants that:

(a) The Company shall use the proceeds from the Purchase Price for general corporate purposes only and shall not use the Purchase Price proceeds, at any time, to lend money, give credit, or make advances to any officer, director, employee, or affiliate of the

Company.

(b) The Shares issued hereunder have been duly authorized by the appropriate corporate action of Company.

(c) Company shall transfer title, in and to the Shares to Purchaser free and clear of all liens, security interests, pledges, encumbrances, charges, restrictions, demands and claims, of any kind and nature whatsoever, whether direct or indirect or contingent.

(d) As soon as practicable after the Closing, Company shall deliver to Purchaser a certificate or certificates representing the Shares subject to no liens, security interests, pledges, encumbrances, charges, restrictions, demands or claims in any other party whatsoever, except as set forth in the legend on the certificate, which legend shall provide as follows:

THE SHARES (OR OTHER SECURITIES) REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

(e) Purchaser acknowledges that the Shares are “restricted securities” (as such term is defined in Rule 144 promulgated under the Act (“Rule 144”), that the Shares will include the foregoing restrictive legend, and, except as otherwise set forth in this Agreement, that the Shares cannot be sold unless registered with the SEC and qualified by appropriate state securities regulators, or unless Purchaser obtains written consent from Company and otherwise complies with an exemption from such registration and qualification (including, without limitation, compliance with Rule 144).

(f) In order to induce Purchaser to enter into this Agreement, Company has agreed to grant to Purchaser certain rights as a shareholder, including but not limited to redemption rights, anti-dilution protection, registration rights, and participation rights, which are set forth in an Investor Rights Agreement between the Parties and which Investor Rights Agreement shall survive the closing of the transactions contemplated herein.

2.2 Purchaser represents and warrants to Company as follows:

(a) Purchaser has adequate means of providing for current needs and contingencies, has no need for liquidity in the investment, and is able to bear the economic risk of an investment in the Shares offered by Company of the size contemplated. Purchaser represents that Purchaser is able to bear the economic risk of the investment and at the present time could afford a complete loss of such investment. Purchaser has had a full opportunity to inspect the books and records of the Company and to make any and all inquiries of Company officers and directors regarding the Company and its business as Purchaser has deemed appropriate.

(b) Purchaser is an “Accredited Investor” as defined in Regulation D of the Act or Purchaser, either alone or with Purchaser’s professional advisers who are unaffiliated with, have no equity interest in, and are not compensated by Company or any affiliate or selling agent of Company, directly or indirectly, has sufficient knowledge and experience in financial and business matters that Purchaser is capable of evaluating the merits and risks of an investment in the Shares offered by Company and of making an informed investment decision with respect thereto and has the capacity to protect Purchaser’s own interests in connection with Purchaser’s proposed investment in the Shares.

(c) Purchaser is acquiring the Shares solely for Purchaser’s own account as principal, for investment purposes only and not with a view to the resale or distribution thereof, in whole or in part, and no other person or entity has a direct or indirect beneficial interest in such Shares.

(d) Purchaser will not sell or otherwise transfer the Shares without registration under the Act, or an exemption therefrom, and fully understands and agrees that Purchaser must bear the economic risk of Purchaser’s purchase for an indefinite period of time because, among other reasons, the Shares have not been registered under the Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Act and under the applicable securities laws of such states or unless an exemption from such registration is available.

ARTICLE 3

MISCELLANEOUS

3.1 Entire Agreement. This Agreement sets forth the entire agreement and understanding of the Parties hereto with respect to the transactions contemplated hereby, and supersedes all prior agreements, arrangements, and understandings related to the subject matter hereof. No understanding, promise, inducement, statement of intention, representation, warranty, covenant, or condition, written or oral, express or implied, whether by statute or otherwise, has been made by any Party hereto which is not embodied in this Agreement or the written statements, certificates, or other documents delivered pursuant hereto or in connection with the transactions contemplated hereby, and no Party hereto shall be bound by or liable for any alleged understanding, promise, inducement, statement, representation, warranty, covenant, or condition not so set forth.

3.2 Notices. Any notice, request, instruction, or other document required by the terms of this Agreement, or deemed by either of the Parties hereto to be desirable, to be given to either Party hereto shall be in writing and shall be given by personal delivery, overnight delivery, mailed by registered or certified mail, postage prepaid, with return receipt requested, or sent by electronic mail (with receipt confirmed) to the addresses of the Parties as follows:

To Purchaser: Stock Loan Solutions, LLC

Attn: Joe Thomas

6582 S. Big Cottonwood Canyon Rd., Suite 200

Salt Lake City, UT 84121

Email: joe@stockloansolutions.com

To Company: Best 365 Labs, Inc.

Attn: Darren Lopez

2722 S West Temple

Salt Lake City, Utah 84115

Email: darren@best365labs.com

The persons and addresses set forth above may be changed from time to time by a notice sent as aforesaid. If notice is given by personal delivery or overnight delivery in accordance with the provisions of this Section 3.2, such notice shall be conclusively deemed given at the time of such delivery provided a receipt is obtained from the recipient. If notice is given by mail in accordance with the provisions of this Section 3.2, such notice shall be conclusively deemed given upon receipt and delivery or refusal. If notice is given by electronic mail transmission in accordance with the provisions of this Section 3.2, such notice shall be conclusively deemed given at the time of delivery if during business hours, and if not during business hours, at the next business day following delivery, provided a confirmation is obtained by the sender.

3.3 Waiver and Amendment. Any term, provision, covenant, representation, warranty, or condition of this Agreement may be waived, but only by a written instrument signed by the Party entitled to the benefits thereof. The failure or delay of any Party at any time or times to require performance of any provision hereof, or to exercise its rights with respect to any provision hereof, shall in no manner operate as a waiver of or affect such Party’s right at a later time to enforce the same. No waiver by any Party of any condition, or of the breach of any term, provision, covenant, representation, or warranty contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or waiver of any other condition or of the breach of any other term, provision, covenant, representation, or warranty. No modification or amendment of this Agreement shall be valid and binding unless it be in writing and signed by all Parties hereto.

3.4 Choice of Law. This Agreement and the rights of the Parties hereunder shall be governed by and construed in accordance with the laws of the State of Utah including all matters of construction, validity, performance, and enforcement and without giving effect to the principles of conflict of laws.

3.5 Jurisdiction. The Parties submit to the jurisdiction of the Courts of the County of Salt Lake, State of Utah or a Federal Court empaneled in the State of Utah for the resolution of all legal disputes arising under the terms of this Agreement, including, but not limited to, enforcement of any arbitration award.

3.6 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original hereof, but all of which, taken together, shall constitute one and the same agreement as of the date hereof. Any delivery of signature pages of counterparts by way of facsimile or by electronic transmittal of scanned images thereof shall constitute delivery hereof, in each case subject to appropriate customary confirmations in respect thereof by the signatory for the Party providing a facsimile or scanned image.

3.7 Attorneys’ Fees. Except as otherwise provided herein, if a dispute should arise between the parties including, but not limited to arbitration, the prevailing Party shall be reimbursed by the non-prevailing Party for all reasonable expenses incurred in resolving such dispute, including reasonable attorneys’ fees exclusive of such amount of attorneys’ fees as shall be a premium for result or for risk of loss under a contingency fee arrangement.

3.8 Taxes. Any income taxes required to be paid in connection with the payments due hereunder, shall be borne by the Party required to make such payment. Any withholding taxes in the nature of a tax on income shall be deducted from payments due, and the Party required to withhold such tax shall furnish to the Party receiving such payment all documentation necessary to prove the proper amount to withhold of such taxes and to prove payment to the tax authority of such required withholding.

3.9 Definition of “days.” When used herein, the term “days” refers to calendar days unless otherwise specified.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement, as of the date first written hereinabove.

COMPANY:

Best 365 Labs, Inc.,

a Nevada corporation

By: Darren Lopez

Its: CEO

PURCHASER:

Stock Loan Solutions, LLC,

a Utah limited liability company

By: Joe Thomas

Its: Managing Member

2722 S West Temple

Salt Lake City, UT 84115

Email: darren@best365labs.com

Attention: Darren Lopez, CEO

To the Purchaser: The address set forth on the Purchaser’s signature page attached hereto or to such other address as any of them, by notice to the other may designate from time to time. The transmission confirmation receipt from the sender’s facsimile machine shall be evidence of successful facsimile delivery. Time shall be counted from the date of transmission.

13. Attorney’s Fees. In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, and any action or arbitration proceeding is commenced to enforce the provisions of this Agreement, the prevailing party shall be entitled to a reasonable attorney’s fee, including the fees on appeal, costs and expenses.

14. Governing Law; Exclusive Jurisdiction. This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the internal laws of the State of New York without regard to choice of law considerations. Any action brought by either Party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state or federal courts located in New York County, New York. The Parties hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens.

15. Oral Evidence. This Agreement constitutes the entire Agreement between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties against which enforcement or the change, waiver discharge or termination is sought.

16. Assignment. No Party hereto shall assign its rights or obligations under this Agreement without the prior written consent of the other Party.

17. Section Headings. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF the parties hereto have set their hand and seals as of the above date.

COMPANY:

Nowtransit Inc.

By: /s/ Darren Lopez

Name: Darren Lopez

Title: CEO

[SIGNATURE PAGE FOR PURCHASERS FOLLOWS]

[PURCHASER SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

SLS Group LLC

By: /s/ Joe Thomas

Name: Joe Thomas

Title: President

Number of Shares: 282,000

Total Purchase Price: $150,000

Address for Notice:

Prime Services Group

4580 Thousand Oaks Drive

Salt Lake City, UT 84124

Email: jdtprimeservicesgroup@gmail.com

Attention: Joe Thomas

EXHIBIT B

TO STOCK PURCHASE AGREEMENT

Accredited Investor Definition

For Individual Investors Only:

1.

I had individual income in excess of $200,000 in each of the two most recent years or joint income with my spouse or Spousal Equivalent1 in excess of $300,000 in each of those years and have a reasonable expectation of reaching the same income level in the current year;

2.

I am a natural person whose individual net worth, or joint net worth2 with my spouse or Spousal Equivalent, exceeds $1,000,000. “Net worth” means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person’s primary home) over total liabilities. “Total liabilities” excludes any mortgage on the primary home in an amount of up to the home’s estimated fair market value as long as the mortgage was incurred more than 60 days before the securities are purchased, but includes (i) any mortgage amount in excess of the home's fair market value and (ii) any mortgage amount that was borrowed during the 60-day period before the closing date for the sale of securities for the purpose of investing in the securities.

3.	I am a director, executive officer3 or general partner of Nowtransit Inc. (the “Company”) or a general partner of the general partner of the Company.

4.

I hold one of the following licenses in good standing: General Securities Representative license (Series 7), the Private Securities Offerings Representative license (Series 82), or the Investment Adviser Representative license (Series 65).

5.

I am a “knowledgeable employee,” as defined in rule 3c5(a)(4) under the Investment Company Act of 1940, of the issuer of the securities being offered or sold where the issuer would be an investment company, as defined in section 3 of such act, but for the exclusion provided by either section 3(c)(1) or section 3(c)(7) of such act.

For Entities:

1.	All of the beneficial equity owners of the undersigned qualify as accredited individual investors;

1 “Spousal equivalent” means a cohabitant occupying a relationship generally equivalent to that of a spouse.

2 “Joint net worth” can be the aggregate net worth of a person and spouse or spousal equivalent; assets do not need to be held jointly to be included in the calculation.

3 “Executive officer” means the president; any vice president in charge of a principal business unit, division or function, such as sales, administration or finance; or any other person or persons who perform(s) similar policymaking functions for the Company.)

2.

The undersigned is a bank as defined in Section 3(a)(2) of the Securities Act of 1933 (the “Securities Act”), or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity;

3.	The undersigned is a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

4.	The undersigned is an investment adviser registered pursuant to Section 203 of the Investment Advisers Act of 1940 or registered pursuant to the laws of a state;

5.	The undersigned is an investment adviser relying on the exemption from registering with the Commission under Section 203(l) or (m) of the Investment Advisers Act of 1940;

6.	The undersigned is an insurance company as defined in Section 2(a)(13) of the 1933 Act;

7.	The undersigned is an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act;

8.	The undersigned is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

9.	The undersigned is a Rural Business Investment Company as defined in Section 384A of the Consolidated Farm and Rural Development Act;

10.

The undersigned is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

11.	The undersigned is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 and:

a.	the investment decision is made by a plan fiduciary, as defined therein, in Section 3(21), which is either a bank, savings and loan association, insurance company, or registered investment adviser; or

b.	the employee benefit plan has total assets in excess of $5,000,000; or

c.	the plan is a self-directed plan with investment decisions made solely by persons who are “accredited investors” as defined therein.

12.	The undersigned is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

13.	The undersigned has total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring the securities offered and is one or more of the following:

a.	an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986;

b.	corporation,

c.	Massachusetts or similar business trust,

d.	partnership, or

e.	limited liability company,

14.

The undersigned is a trust with total assets exceeding $5,000,000, which was not formed for the specific purpose of acquiring the securities offered and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the investment in the securities offered.

15.	The undersigned is an entity, of a type not listed above, not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $5,000,000.

16.

The undersigned is a “family office,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940: (i) with assets under management in excess of $5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment.

The undersigned is a “family client,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940), of a family office meeting the requirements in the Section 16 above and whose prospective investment in the issuer is directed by such family office pursuant to Section 16(iii).